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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2004

BUCYRUS INTERNATIONAL, INC.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	333-16715 (Commission File Number)	39-0188050 (IRS Employer Identification No.)
P. O. BOX 500 1100 MILWAUKEE AVENUE SOUTH MILWAUKEE, WISCONSIN	53172
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (414) 768-4000

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit 99.1	Press Release of the Registrant, dated July 16, 2004.

Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition)

        On July 16, 2004, Bucyrus International, Inc. (the "Company") issued a press release announcing summary unaudited results for the three and six months ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

        The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC.
By:	/s/ CRAIG R. MACKUS

Name: Craig R. Mackus Title: Chief Financial Officer, Controller and Secretary

Dated: July 16, 2004

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of the Registrant, dated July 16, 2004.

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INFORMATION TO BE INCLUDED IN THE REPORT
SIGNATURES
EXHIBIT INDEX